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                                                                   EXHIBIT 10.12

                        CONVERSION LETTER AGREEMENT NO. 2


                                                         as of December 31, 1997



John D. Fry
CMG Funding Corp.
2855 East Cottonwood Parkway, Suite 500
Salt Lake City, Utah 84121


    Re: Strategic Alliance between ContiTrade Services L.L.C.
        and CMG Funding Corp.

Dear Mr. Fry:

               This Conversion Letter Agreement No. 2 (the "Agreement") sets out certain agreements between CMG Funding Corp. (the "Company" or "CMG"), and ContiTrade Services L.L.C., its successors and assigns ("CTS") related to matters arising from the transactions contemplated by:

               (i) the Standby and Working Capital Financing Agreement, dated as of December 17, 1996, together with Amendment 1 thereto dated as of October 24, 1997, Amendment 2 thereto dated as of November 18, 1997 and Amendment 3 thereto dated as of December 31, 1997, among the Company, Continental Mortgage Group L.C, since succeeded by the Company, ("CMLC"), CMG Funding Securities Corporation and CTS; ( the "Standby Agreement");

               (ii) the Investment Banking Services Agreement, dated as of December 17, 1996, together with Amendment 1 thereto dated as of November 18, 1997 and Amendment 2 thereto dated as of December 31, 1997, among the Company, CMLC, CTS, and ContiFinancial Services Corporation (the "Investment Banking Services Agreement");

               (iii) the Purchase and Sale Agreement, dated as of December 17, 1996, and Amendment 1 thereto dated as of October 24, 1997, (the "Purchase Agreement") among the Company, CMLC and CTS;

               (iv) the Preferred Stock Purchase Agreement, dated as of December 17, 1996 between the Company and ContiFinancial Corporation ("CFC"), a Delaware Corporation, (the "Preferred Stock Purchase Agreement" );

               (v) the Registration Rights Agreement, dated as of December 17, 1996, between CTS and CMG together with Amendment 1 thereto, dated as of October 24, 1997, and Amendment 2 thereto dated as of November 18, 1997 and

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        Amendment 3 thereto dated as of December 31, 1997 (the "Registration
        Rights Agreement");

               (vi) the Conversion Letter Agreement dated as of November 18, 1997, between the Company and CTS (the "Prior Conversion Agreement");

               (vii) Warrant No. 2 issued by CMG to CTS and dated as of December 31, 1997, in the form of Exhibit A hereto ("Warrant No. 2") in exchange for Warrant No. 1 issued on November 18, 1997; and

               (viii) the Warrant issued by CMG to CTS and dated as of December 31, 1997, in the form of Exhibit B hereto (the "Warrant No. 3").

               The Standby Agreement, the Investment Banking Services Agreement, the Purchase Agreement, the Preferred Stock Purchase Agreement, the Registration Rights Agreement; the Prior Conversion Agreement, Warrant No. 2 and Warrant No. 3, as amended to the extent described above, are hereinafter, collectively referred to as the "Significant Documents".

               Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Significant Documents.

               1. Exercise of Conversion Option. CTS hereby exercises its option under Section 2.11(a) of the Standby Agreement to convert $2,000,000 principal amount of the existing Working Capital Loan into Class A Preferred Stock of the Company pursuant to the terms and conditions set forth in said Section 2.11(a).

               2. As a result of its exercise of its conversion option under
Section 1 above, Standby Agreement, CTS's designee, CFC shall receive from the Company 410,581 shares of Class A Preferred Stock of the Company on the date hereof. Therefore, as a consequence of the stock previously acquired by CFC pursuant to the Preferred Stock Purchase Agreement, the stock acquired by CTS pursuant to the Prior Conversion Agreement as well as the above described conversion of a portion of the Working Capital Loan and without regard to any interest obtained pursuant to Warrant No. 2 and Warrant No. 3 (as hereinafter defined), CFC and CTS, in the aggregate, will own stock (including Class A Preferred Stock) of the Company representing (or, in the case of the Class A Preferred Stock, convertible into) 42.00% of the total equity of the Company on a fully diluted basis.

               3. Contemporaneous with the conveyance of the Class A Preferred Stock pursuant to Paragraph 2 hereof, the Company shall certify to CTS that such conveyance has been duly made.

               4. Contemporaneous with the conveyance of the Class A Preferred Stock pursuant to Paragraph 2 hereof CMG shall deliver to CTS (a) Warrant No. 2 in exchange for the delivery to CMG of Warrant No. 1 previously issued to CTS, and (b) Warrant No. 3. Warrant No. 1 shall then be cancelled.


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               5. CMG agrees to repurchase 100% of the Class A Preferred Stock described in paragraph 2 above (or any securities into which such Class A Preferred Stock has been converted), at a repurchase price equal to the sum of
(x) $2,000,000 plus (y) all accrued and previously undistributed dividends thereon, on the date on which CMG receives the proceeds of the REIT Issuance (as defined in Amendment 2 of the Investment Banking Services Agreement).

               6. CTS hereby agrees to waive its right to convert the Class A Preferred Stock issued pursuant to Section 2 above into Common Stock of CMG until the REIT Issuance, if such Class A Preferred Stock is still outstanding on such date.

               7. This Agreement, even after due execution by the parties hereto, will not become effective until (i) each of Amendment 3 to the Standby and Working Capital Financing Agreement, dated as of December 31, 1997 by and among CMG, as Borrower, CTS as Lender and CMG Funding Securities Corp. as Residualholder, Amendment 3 to the Registration Rights Agreement dated as of December 31, 1997, by and between CMG and CTS, Amendment 2 to the Investment Banking Services Agreement dated as of December 31, 1997 by and among CTS, CMG and ContiFinancial Services Corporation, Amendment 2 to the Purchase and Sale Agreement dated as of December 31, 1997, among CMG and CTS, and Warrant No. 3 issued by CMG to CTS and dated as of December 31, 1997, have each also been duly executed and delivered by the parties thereto, (ii) the 410,581 shares of Class A Preferred Stock have been conveyed to CTS pursuant to Paragraph 2 hereof,
(iii) Warrant No. 2 has been delivered to CTS in exchange for Warrant No. 1 and
(iv) Warrant No. 3 has been delivered to CTS.

               8. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflict of law, and the rights and remedies of the parties hereunder shall be determined in accordance with such laws. Any right to trial by jury with respect to any claim or action arising out of or relating to the matters that are the subject of this Agreement is hereby waived. The parties hereto irrevocably consent in connection with any legal proceeding arising hereunderto the exclusive jurisdiction of federal or New York state courts located in New York, New York. Each provision of this Agreement is severable, and the invalidity or inapplicability of one or more provisions in whole or in part, shall not affect any other provision. The parties hereby acknowledge and agree that any enforcement action may be brought by motion for summary judgment in lieu of a complaint pursuant to section 3213 of the New York Civil Practice Law and Rules. The parties hereto agree that, in the event of default of the terms of this Agreement, damages alone are not an adequate remedy and that in addition to any other remedies which CTS may have, CTS may seek specific performance of the terms of this Agreement from a court with proper jurisdiction.


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                                                   Very truly yours,


                                                   CONTITRADE SERVICES L.L.C.



                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:



                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:



CONFIRMED AND ACCEPTED
as of the date first written above:

CMG FUNDING CORP.

By:
  ---------------------------
      Name: John D. Fry
      Title: President

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                                                                      Schedule A


                                  Warrant No. 2


                           PLEASE SEE TAB EXHIBIT 4.8



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                                                                      Schedule B


                                  Warrant No. 3


                           PLEASE SEE TAB EXHIBIT 4.9



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